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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08529

                                 Memorial Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             6550 Directors Parkway
                                Abilene, TX 79606
--------------------------------------------------------------------------------
        (Address of principal executive offices)           (Zip code)

                        Carl Clayton Peterson, President
                             6550 Directors Parkway
                                Abilene, TX 79606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 888-263-5593

Date of fiscal year end:     12/31/2004

Date of reporting period:    12/31/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.  ANNUAL REPORT.

The Annual Report to Shareholders for the period ended December 31, 2004 pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "1940 Act") C17 CFR 270.30e-1 is filed herewith.

                                     [LOGO]
                                    MEMORIAL
                                     FUNDS


                                 MEMORIAL FUNDS

                                  ------------

                              GOVERNMENT BOND FUND

                               GROWTH EQUITY FUND

                                VALUE EQUITY FUND


                                  ANNUAL REPORT

                                DECEMBER 31, 2004

                                Table of Contents


                                                                           Page

Investment Advisor's Report and Performance Data ..........................   2

Financial Statements of the Memorial Funds
Schedule of Investments:
   Government Bond Fund ...................................................  17
   Growth Equity Fund .....................................................  18
   Value Equity Fund ......................................................  20
Statements of Assets and Liabilities ......................................  22
Statements of Operations ..................................................  23
Statements of Changes in Net Assets .......................................  24
Financial Highlights ......................................................  26
Notes to Financial Statements .............................................  29
Independent Auditors' Report ..............................................  36
Trustees and Officers .....................................................  37

LETTER FROM THE PRESIDENT


Dear Shareholder:

The annual report for Memorial Funds as of December 31, 2004 is presented here. This report contains important information about Memorial Funds including the investment advisor's report for each Fund answering questions like: How did the Fund perform? What is the Fund's investment approach? What influenced the Fund's performance(1)? What is the Fund's current strategy? Also included are the audited financial statements with the auditor's independent report and information about the Funds' Trustees and Officers. I encourage you to take time and review this annual report.

During the year of 2004, world and domestic concerns continued to have an impact on the bond and equity markets. These concerns include presidential elections both domestic and foreign, higher oil and commodity prices, higher interest rates, widening trade deficits, a weak U.S. dollar and the continued war on terrorism. Despite these concerns, the U.S. economy continues its leadership in the world economy with its improvement in the gross domestic product while enjoying expanding employment with subdued inflation.

What did we see in 2004? We saw many corporations announce double digit earnings, generally higher than the analysts' forecasts, despite significantly higher commodity prices and short-term interest rates. We saw jobs created yet without signaling any inflationary fears. We saw the Federal Reserve increase the Federal Funds rate during the year from 1.25% to 2.25% to battle future inflation. We saw the United States continue its commitment to the people of Iraq by encouraging and supporting democracy. We saw the United States continue its commitment to the people of America by supporting our armed forces in the war against terrorism and in addressing our own domestic needs through debate about healthcare, prescription medicines, social security and education. We saw the success of our own country's election process. We saw a year end rally in the equity markets. We have seen a lot. Even with all the fear of the unknown, we have seen ourselves move forward through the volatility of the markets undaunted with a spirit of success.

In the year ahead, I expect our economy to continue being the world leader, our government to act responsibly and our markets to be vibrant, yet challenging. Memorial Funds will continue its commitment to each fund's investment style by maintaining a disciplined approach regardless of market fluctuations. I expect myself, all our staff and vendors to work hard for you, our shareholders.

Thank you for your confidence and trust in Memorial Funds. Our pledge is to provide you with a fund family that you can be proud to own as we strive to help you achieve your investment goals.

                                        Sincerely


                                        /s/ Carl C. Peterson
                                        ----------------------------------------
                                        Carl C. Peterson
                                        President


----------------
(1) Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

This letter is intended for Memorial Funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund Prospectus.


                                       1
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA
DECEMBER 31, 2004
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

How did the Fund perform?

For the year ending December 31, 2004, the Memorial Government Bond Fund ("Fund") had a total return of 1.82%. The Fund's benchmark, the Lehman Brothers U.S. Government Intermediate Bond Index ("Index") had a total return of 2.32% for the same period. The Fund's net asset value per share as of December 31, 2004 is $10.30 versus $10.40 as of December 31, 2003. The investment advisor for the Fund has agreed to pay expenses in excess of 1.00% for the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund. During the year, advisor reimbursements were made; otherwise the Fund's total return would have been lower.

The Fund is currently positioned with a higher coupon and a shorter maturity time frame than the Index. This position worked against the Fund during the last few months of 2004. Most economists expect interest rates in all parts of the U.S. Treasury curve to increase during 2005. If higher interest rates do occur, the higher cash flows generated within the Fund for reinvestment could create an advantage for the Fund versus the Index.

What is the Fund's investment approach?

The Fund's goal is to seek a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. Under normal circumstances, at least 80 percent of the Fund's portfolio holdings will be fixed and variable rate U.S. Government securities, including zero coupon bonds issued or guaranteed by the U.S. Treasury and mortgage-backed securities. The Fund invests in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from overnight to thirty years.

The Fund seeks to moderate fluctuations in the price of its shares by structuring maturities of its investment portfolio in order to maintain the portfolio's duration, a measure of sensitivity to changes in interest rates, between 75 percent and 125 percent of the duration of the Lehman Brothers U.S. Government Intermediate Bond Index. If interest rates rise, we may reduce the duration of the portfolio by purchasing securities that generate increased cash flow. These cash flows will be reinvested at the prevailing higher interest rates. If interest rates fall or the demand for high quality government securities increases, we may extend the duration of the Fund to take advantage of opportunities to maintain the Fund's cash flow characteristics and to take advantage of the opportunities for capital appreciation.

What influenced the Fund's performance?

The second quarter of 2004 saw the U.S. Government bond market suffer the largest quarterly loss in a decade. Yields across all maturities of the U.S. Treasury securities increased. For the six month period ending June 30, 2004, the Fund had a total return of -0.06%. The Lehman Brothers U.S. Government Intermediate Bond Index, the Fund's benchmark, had a total return of -0.15% for the same period. The Fund was positioned with a higher cash flow and a shorter maturity than the Index. The shorter maturity was the leading factor contributing to the Fund out-performing the Index. A shorter maturity in an upward parallel shift in the interest rate of the US Treasury curve will lower the overall volatility of the portfolio. During the third and fourth quarters of 2004, the U.S. Treasury yield curve flattened instead of continuing to increase throughout all maturities, i.e. the shorter maturity U.S. Treasury notes yield increased from 2.68% to 3.07% for the 2 year note and increased from 3.07% to 3.22% for the 3 year note. Prices increased for U.S. Treasury bonds maturing longer than three years causing yields to decrease during the last six months of the year. The yields dropped from 3.67% to 3.48% for the 4 year maturity section of the U.S. Treasury yield curve and 3.77% to 3.61% for the 5 year ma-


                                       2
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

turity section of the U.S. Treasury curve. During this same period, the Fund produced a six month total return of 1.88% versus a 2.47% return for the Index. The decreasing of the inflection or pivot point of the yield curve combined with the shorter average maturity of the Fund compared to the Index contributed to the under-performance during the last two quarters of the year. As of December 31, 2004, the Fund's duration is 2.97 with an average effective maturity of 3.39 years. The Index's duration is 3.35 with an average effective maturity of 3.99 years. The longer average maturity placed the Index in a better position to capitalize on the downward shift of the inflection point of the yield curve.

During 2004, the strength of the economy and the increases in the jobs market contributed to the increase in interest rates. The Federal Reserve has been signaling to the financial markets its intention to keep inflation under control through a series of short term Federal Funds rate hikes. The Federal Funds rate hikes began on June 30, 2004 with a quarter of a percent increase. During the fourth quarter the Federal Reserve raised the Federal Funds rate two additional times; once in November by 25 basis points and again in December by 25 basis points bringing the discount rate to 2.25%. A basis point is one one-hundredth of a percent (0.01%). The indications are that the rate increases will continue to move toward a neutral position with inflation. For the Federal Funds rate, there is a high probability of rates increasing a minimum of 75 basis points by year-end 2005. Therefore, the potential for a fixed income portfolio to suffer declining market values is real.

What is the Fund's current strategy?

With the prospects for intermediate maturity U.S Treasury bond yields to increase, the Fund will continue to position its investments to generate a higher cash flow compared to the Index. Over the last few years, mortgage-backed securities were positioned to provide high cash flow for reinvestment opportunity as interest rates increase. Mortgage-backed securities will continue to be used to provide cash flow; however, they are not expected to increase in proportion to overall assets. As of 12/31/04 the Fund held 30% in Collateralized Mortgage Obligations ("CMO"), 7% in fixed rate Mortgage Backed Security ("MBS") paper and 4% in floating MBS paper. During 2005, it is expected that the percentage of CMO investment holdings will be reduced to provide a more balanced asset allocation. Cash flow will continue to be a primary focus of the Fund; however, it is expected that final maturity cash flows will replace a portion of the principle and interest cash flows to lower the volatility of the Fund and improve the overall convexity, a measure of the sensitivity to interest rate movements and its effects on security values. Assets will be invested to provide more diversification by maturity and type in order to bring the Fund more in line with the Index. Higher cash flows should enable the Fund to increase its dividend at a faster rate during a rising rate cycle. Floating rate Agency issues will also be added to the portfolio to provide diversification and flexibility in a rising rate environment.


                                       3
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND (Unaudited)

FUND PROFILE:
                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

FHLMC, 3.50%, 09/15/2007 ......................................          11.71%
U.S. Treasury Note, 6.125%, 08/15/2007 ........................           7.37%
FNMA, 6.375%, 06/15/2009 ......................................           6.31%
GNMA, Series 2003-81, 6.00%, 3/20/2029 ........................           5.95%
U.S. Treasury Note, 4.75%, 11/15/2008 .........................           4.79%
U.S. Treasury Note, 3.00%, 11/15/2007 .........................           4.55%
U.S. Treasury Note, 6.25%, 02/15/2007 .........................           4.08%
U.S. Treasury Note, 6.00%, 08/15/2009 .........................           3.79%
FHLMC, Series 15-L, 7.00%, 7/25/2023 ..........................           3.38%
GNMA, Series 2003-22, 2.75%, 06/16/2021 .......................           3.37%
                                                                         -----
                                                                         55.30%
                                                                         =====

                          Top Ten Portfolio Industries
                                (% of Net Assets)
                                -----------------

Mortgage Backed Securities ...................................           39.67%
Government Agency Bonds ......................................           28.87%
U.S. Treasury Obligations ....................................           24.58%
Collateralized Mortgage Obligation ...........................            1.98%
Money Market Funds ...........................................            1.76%
U.S. Government Discount Obligations .........................            1.37%
Corporate Bonds ..............................................            1.04%
Other Assets in Excess of Liabilities ........................            0.73%
                                                                        ------
                                                                        100.00%
                                                                        ======

                          Bond Payment Class Type with
                              Cash and Other Assets
                                (% of Net Assets)
                                -----------------

Non-Callable Bonds ...........................................           46.58%
Planned Amortization Class Bonds .............................           18.62%
Sequential Payer Bonds .......................................            8.58%
Mortgage Backed Bonds/Pooled .................................            7.16%
Callable Bonds ...............................................            6.86%
Adjustable Rate Mortgage Bonds ...............................            4.26%
Structured Pass-Through Bonds ................................            2.46%
Money Market Funds ...........................................            1.76%
Discount Notes ...............................................            1.37%
Callable Bonds/Make Whole ....................................            1.05%
Other Assets in Excess of Liabilities ........................            0.73%
Accretion Directed Bonds .....................................            0.57%
                                                                        ------
                                                                        100.00%
                                                                        ======


                                       4
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Government Bond Fund since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. Change in value of the Lehman Brothers Intermediate U.S. Government Bond Index is based on an inception date of 3/31/98. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Lehman Brothers Intermediate U.S. Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof. The Fund is professionally managed while the Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                            Government Bond Fund vs.
             Lehman Brothers Intermediate U.S. Government Bond Index

Average Annual Total Return on 12/31/2004                      One Year     Five Year      Since Inception on 03/30/98
-----------------------------------------                      --------     ---------      ---------------------------
Government Bond Fund:                                            1.82%         5.84%                 5.10%
Lehman Brothers Intermediate U.S. Government Bond Index:         2.32%         6.57%                 5.93%

Investment Value on 12/31/2004
------------------------------
Government Bond Fund:                                           $13,997
Lehman Brothers Intermediate U.S. Government Bond Index:        $14,759

[THE FOLLOWING WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                   Lehman Brothers Intermediate
                    U.S. Government Bond Index:     Government Bond Fund
                    ---------------------------     --------------------
       03/30/98               10,000                     10,000
       06/30/98               10,185                     10,261
       09/30/98               10,660                     10,814
       12/31/98               10,686                     10,796
       03/31/99               10,657                     10,655
       06/30/99               10,637                     10,546
       09/30/99               10,744                     10,599
       12/31/99               10,740                     10,538
       03/31/00               10,915                     10,837
       06/30/00               11,114                     10,987
       09/30/00               11,411                     11,289
       12/31/00               11,864                     11,815
       03/31/01               12,220                     12,090
       06/30/01               12,270                     12,058
       09/30/01               12,881                     12,705
       12/31/01               12,864                     12,619
       03/31/02               12,830                     12,669
       06/30/02               13,326                     13,092
       09/30/02               13,968                     13,506
       12/31/02               14,104                     13,624
       03/31/03               14,233                     13,659
       06/30/03               14,473                     13,790
       09/30/03               14,454                     13,781
       12/31/03               14,425                     13,747
       03/31/04               14,743                     14,027
       06/30/04               14,403                     13,739
       09/30/04               14,728                     14,006
       12/31/04               14,759                     13,997


                                       5
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2004, through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                                            During Period*
                                                 Beginning               Ending              July 1, 2004
                                               Account Value          Account Value             Through
                                               July 1, 2004         December 31, 2004      December 31, 2004
                                      ---------------------------------------------------------------------
Actual                                           $1,000.00              $1,018.80                 $5.16
Hypothetical
     (5% return before expenses)                  1,000.00               1,019.92                  5.16

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 1.88% for the six-month period of July 1, 2004, to December 31, 2004.


                                       6
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

GROWTH EQUITY FUND

How did the Fund perform?

For the year ended December 31, 2004, the Fund had a total return of 4.11%. The S&P 500 Index and the Russell 1000 Growth Index, the Fund's two benchmarks, had total returns of 10.88% and 6.30%, respectively, for the same period. The Fund's net asset value as of December 31, 2004 is $7.69 versus $7.40 at December 31, 2003. The investment advisor for the Fund has agreed to pay expenses in excess of 1.25% for the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund. During the year, advisor reimbursements or waivers were made; otherwise the Fund's total return would have been lower.

What is the Fund's investment approach?

The Fund's goal is to obtain long-term capital appreciation. The Fund uses a "growth investing" style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to have superior growth potential and fundamental characteristics that are significantly better than the market average and which support internal earnings growth capability. Growth stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio greater than the relative market average with dividends tending to be lower than the relative market average. Also, growth stocks tend to have a beta greater than 1.0. The Fund only invests in companies that have a minimum market capitalization of $250 million at the time of purchase, and seeks to maintain a minimum average weighted market capitalization of $5 billion.

What influenced the Fund's performance?

Impacting the equity markets for the year were concerns over the prolonged war efforts against terrorism, higher interest rates, higher oil and commodity costs, domestic and foreign presidential elections and the waning effects of the federal tax stimulus package. Also, corporate actions such as Merck's announcement and removal of its Vioxx product from the market caused a broad based decline in the pharmaceutical industry as well as Marsh & McClennon Co.'s legal woes for bid rigging causing the insurance broker industry to decline. In order to understand these impacts on the Fund, the following discussion looks at each quarter for the year as what specifically influenced the Fund's performance versus its benchmarks.

In the first quarter of 2004, the S&P 500 Index's out-performance was driven largely by the continued strength in low quality stocks as well as the out-performance of the value stocks within the index versus the growth stocks. Performance was negatively impacted by an over-weight position in the Information Technology stocks relative to the S&P 500 Index. Also, the Fund was negatively impacted by an under-weight position in Financial stocks relative to the S&P 500 Index. Media stocks within the Consumer Discretion component of the portfolio had a negative impact in the quarter following a rebound in the fourth quarter of 2003. The Fund did experience a very strong relative performance in the quarter from the Consumer Staple stock holdings in the portfolio, specifically Pepsico, Walmart, Whole Foods Markets and Gillette. For the Russell 1000 Growth Index, the media stock exposure negatively impacted the Fund's performance versus the index. Additionally, the Fund's holdings in Consumer Staples as well as a greater exposure to stocks in the Energy and Financial component contributed positively. Strong performers in the quarter were the portfolio holdings of Symantic, Avaya, Netscreen, Pepsico and Boston Scientific.

For the second quarter 2004, the portfolio's under-performance, relative to the S&P 500 Index, was isolated to the month of April as the Information Technology stocks experienced a decline. The portfolio, however, out-performed the S&P 500 Index over the course of May and June, consistent with the market's rotation towards higher quality stocks. The Energy stocks of the S&P 500 Index was the best performing group in the index and the portfolio experienced a slight negative impact from an under-weight position in Energy relative to the S&P 500 Index. During the quarter the portfolio was neg-


                                       7
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

atively impacted by its holdings in Health Care, specifically Barr Pharmaceuticals. The portfolio did experience a strong relative performance to the S&P 500 Index from its investments in Consumer Staples and Materials. The Fund's under-performance versus the Russell 1000 Growth Index was due largely to the under-performance of interest rate sensitive stocks because the portfolio was over-weighted in Financial stocks. The portfolio did see a positive out-performance versus the Russell 1000 Growth Index over the course of May and June as the market continued to see rotation from low quality stocks to high quality stocks. The portfolio's best performers during the quarter were Ebay, Whole Foods Markets, Stryker, Microchip Technology and Marriott International. The portfolio's worst performers during the quarter were Barr Pharmaceuticals, EMC, Valeant Pharmaceuticals, Jabil Circuit and Applied Materials.

During the third quarter of 2004, the Fund's portfolio performance lagged when compared to the S&P 500 Index. The portfolio's under-performance was driven by the dramatic out-performance of value stocks relative to growth stocks within the index. The performance difference between the two styles of stocks was the largest divergence since the second quarter of 2002. The portfolio was negatively impacted from under-weight positions in Financial, Energy, Material and Telecommunication stocks relative to the index. These stock groups were the primary drivers of the strong relative performance from value stocks within the S&P 500 Index. The portfolio was negatively impacted from an over-weight position in Consumer Staples. Uncharacteristic of this higher quality defensive group of stocks (which are usually defensive in nature in a challenging market environment), Consumer Staples were the second worst performer in the quarter behind Technology stocks. This was the result of a confluence of negative factors, namely weather and higher input costs for food, fuel and packaging. The portfolio out-performed in the quarter when compared against the Russell 1000 Growth Index. Relative to the Russell Growth 1000 Index, the portfolio was over-weighted in Energy and Financial stocks while the portfolio was under-weighted in the Information Technology stocks, the weakest performing group in the third quarter. The portfolio had a better performance in Health Care stocks while under-performing from an over-weighted position in Consumer Staples stocks versus the Russell 1000 Growth Index. Additions to the portfolio were Abbott Laboratories, PetSmart and Rockwell Automation while 3M, Dean Foods and Viacom were removed.

Finally for the fourth quarter 2004, the portfolio out-performed when compared against the S&P 500 Index. Out-performance was driven largely by stock selection across multiple groups of stocks including Health Care, Industrials, Materials and Telecommunications. Within the Health Care group, the portfolio benefited from an under-weight position in large pharmaceutical companies. Also, the portfolio benefited from an over-weight position in both Consumer Discretionary and Information Technology stocks relative to the S&P 500 Index. The one notable under-performing stock group was Consumer Staples as the S&P 500 Index benefited from a 31% move in tobacco stocks, led by Altria Group, formerly Philip Morris. When compared to the Russell 1000 Growth Index the portfolio out-performed for the quarter. Stock selection was the primary factor for out-performance relative to the index. There was a more meaningful benefit from being under-weight the large pharmaceutical stocks as these comprise a much larger portion of the Health Care group within the index. Performance was negatively impacted from an under-weight position in the Information Technology stocks relative to the Russell 1000 Growth Index. A portfolio over-weight in Energy stocks relative to the index also had a slight negative impact as Energy stocks as a group, were the weakest performers both in the portfolio and the market in general. During the period Dell, Franklin Resources and Veritas Software were added to the portfolio while Symantec, Univision and Veritas Software were removed. Veritas Software was subsequently removed due to a significant increase in market value from the announcement that the company would be acquired by Symantec.

What is the Fund's strategy?

The Fund will continue to concentrate on high quality large name brand corporations with broad diversification and which exhibit good "growth style" fundamentals. The Fund's advisor will continue to be disciplined in its methodologies for stock selection and will monitor the economy and the markets to identify those equities which identify themselves as good growth prospects for the portfolio.


                                       8
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

GROWTH EQUITY FUND (Unaudited)

FUND PROFILE:
                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

General Electric Co. .........................................            4.32%
Johnson & Johnson, Inc. ......................................            3.85%
Microsoft Corp. ..............................................            3.26%
Bank of America Corp. ........................................            2.99%
Cisco Systems, Inc. ..........................................            2.79%
United Parcel Service, Inc. Class B ..........................            2.75%
Procter & Gamble Co. .........................................            2.69%
Abbott Laboratories ..........................................            2.63%
MBNA Corp. ...................................................            2.53%
Intel Corp. ..................................................            2.32%
                                                                         -----
                                                                         30.13%
                                                                         =====

                          Top Ten Portfolio Industries
                                (% of Net Assets)
                                -----------------

Retail .......................................................           14.28%
Healthcare - Products ........................................            8.15%
Telecommunications ...........................................            8.02%
Computer Software & Services .................................            6.29%
Diversified Financial Services ...............................            5.75%
Electronics & Electrical Equipment ...........................            5.62%
Miscellaneous Manufacturing ..................................            5.58%
Semiconductors ...............................................            4.91%
Banks ........................................................            4.20%
Transport - Services .........................................            3.86%
                                                                         -----
                                                                         66.66%
                                                                         =====

                   Economic Sectors with Cash and Other Assets
                                (% of Net Assets)
                                -----------------

Information Technology ....................................              26.78%
Consumer Discretionary ....................................              23.94%
Health Care ...............................................              16.20%
Industrials ...............................................              11.43%
Financials ................................................               9.94%
Energy ....................................................               3.79%
Telecommunication Services ................................               2.18%
Materials .................................................               2.15%
Cash ......................................................               1.80%
Consumer Staples ..........................................               1.72%
Other Assets ..............................................               0.07%
Utilities .................................................               0.00%
                                                                        ------
                                                                        100.00%
                                                                        ------


                                       9
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Growth Equity Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor's 500 Index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell Growth Index tracks stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. While both the S&P 500 Index and the Russell 1000 Growth Index are shown, the Sub-advisor believes that the S&P 500 Index more accurately represents the Growth Equity Fund's industry diversification, capitalization range and characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Growth Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                             Growth Equity Fund vs.
                          Russell 1000 Growth Index and
                                  S&P 500 Index

Average Annual Total Return on 12/31/2004               One Year      Five Year     Since Inception on 03/30/1998
-----------------------------------------               --------      ---------     -----------------------------
Growth Equity Fund:                                       4.11%         -4.65%                   2.55%
Russell 1000 Growth Index:                                6.30%         -9.29%                   -.10%
S&P 500 Index:                                           10.88%         -2.30%                   3.05%

Investment Value on 12/31/2004
------------------------------
Growth Equity Fund:                                    $11,860
Russell 1000 Growth Index:                             $ 9,932
S&P 500 Index:                                         $12,250

[THE FOLLOWING WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
                           Growth            Russell 1000             S & P 500
      Date               Equity Fund         Growth Index               Index
--------------------------------------------------------------------------------
    03/30/98                10,000               10,000                10,000
    03/31/98                10,000               10,085                10,075
    06/30/98                10,581               10,543                10,408
    09/30/98                 9,943                9,585                 9,372
    12/31/98                12,097               12,148                11,369
    03/31/99                12,911               12,920                11,935
    06/30/99                13,659               13,417                12,776
    09/30/99                12,942               12,926                11,978
    12/31/99                15,053               16,176                13,761
    03/31/00                16,282               17,329                14,076
    06/30/00                15,944               16,861                13,702
    09/30/00                16,029               15,954                13,570
    12/31/00                14,201               12,549                12,508
    03/31/01                12,042                9,926                11,025
    06/30/01                12,748               10,762                11,670
    09/30/01                11,031                8,673                 9,957
    12/31/01                11,955                9,986                11,021
    03/31/02                12,155                9,727                11,051
    06/30/02                10,524                7,911                 9,571
    09/30/02                 8,970                6,721                 7,917
    12/31/02                 9,478                7,201                 8,585
    03/31/03                 9,247                7,125                 8,315
    06/30/03                10,237                8,144                 9,595
    09/30/03                10,484                8,463                 9,849
    12/31/03                11,392                9,344                11,048
    03/31/04                11,269                9,417                11,235
    06/30/04                11,361                9,600                11,429
    09/30/04                10,761                9,098                11,215
    12/31/04                11,860                9,932                12,250


                                       10
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

GROWTH EQUITY FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2004, through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                                          During Period*
                                                 Beginning              Ending             July 1, 2004
                                               Account Value         Account Value            Through
                                               July 1, 2004        December 31, 2004     December 31, 2004
                                      ---------------------------------------------------------------------
Actual                                          $1,000.00              $1,043.90               $6.42
Hypothetical
     (5% return before expenses)                 1,000.00               1,018.75                6.34

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 4.39% for the six-month period of July 1, 2004, to December 31, 2004.


                                       11
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

VALUE EQUITY FUND

How did the Fund perform?

For the year ended December 31, 2004, the Fund had a total return of 15.18%. The S&P 500/Barra Value Index, the S&P 500 Index and the Russell 1000 Value Index had total returns of 15.71%, 10.88% and 16.49%, respectively for the same period. The Fund's net asset value per share as of December 31, 2004 is $13.51 versus $11.84 at December 31, 2003. The investment advisor for the Fund has agreed to pay expenses in excess of 1.25% for the Fund, excluding taxes, interest, brokerage commissions, other portfolio expenses and extraordinary expenses incurred by the Fund. During the year, advisor reimbursements or waivers were made; otherwise the Fund's total return would have been lower.

What is the Fund's investment approach?

The Fund's investment goal is to obtain long-term capital appreciation while generating a better than market return as defined as "the return of the S&P 500 Index." The Fund uses a "value investing" style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures. Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average. Also, value stocks tend to have a beta less than 1.0. The Fund's advisor relies on a reversion-to-the-mean strategy on stock selection in order to achieve its results, rather than trying to time market fluctuations. The advisor limits the pool of stocks to consider for purchase to only those equities in the S&P 500 Index. In selecting stocks, the Fund's advisor establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels. Additionally, the Fund will hold between 40 and 60 equities and diversify its holdings across numerous industries, generally limiting issues in any one industry to five securities or less. The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

What influenced the Fund's performance?

Impacting the equity markets for the year were concerns over the prolonged war efforts against terrorism, higher interest rates, higher oil and commodity costs, domestic and foreign presidential elections and the waning effects of the federal tax stimulus package. Also, corporate actions such as Merck's announcement and removal of its Vioxx product from the market caused a broad based decline in the pharmaceutical industry as well as Marsh & McClennon Co.'s legal woes for bid rigging causing the insurance broker industry to decline.

Under the reversion-to-the-mean investment strategy using "value investing" measures, the Fund experienced several industry groups achieving sell targets with new industry groups appearing as the next reversion candidates. The Fund's industry allocation of its portfolio holdings shifted significantly from year end 2003 to year end 2004 as follows:

During the year, the high price of oil caused a significant movement up in value of the Oil & Gas industry. Hence, under the Fund's strategy of reversion-to-the-mean, companies like ChevronTexaco, ConocoPhillips and FirstEnergy Corp. were sold from the portfolio reducing a 6.55% exposure to zero. Also, the high price of oil increased the fuel costs in the Airline industry presenting an opportunity to add a 1.89% exposure with Southwest Airlines Co.

Exposure to the Insurance industry was reduced from 9.61% to 3.17% with the sale of companies like American International Group, Inc., Hartford Financial Services Group, Inc. and Radian Group, Inc. under the Fund's investment strategy. The interest rate environment and the bad news from the broker side of the business, i.e. Marsh and McLennan Co., contributed to the effects on the valuation process which precipitated a reduction in this industry.


                                       12
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

The Bank industry, benefiting from the interest rate environment and their own business line diversification, allowed for Banknorth Group, Inc. and Charter One Financial, Inc. to be sold while the Fund's strategy added Fifth Third Bank. The bank industry exposure was reduced from 6.83% to 4.65%.

During the year, the Telecommunications industry exposure was reduced from a 6.59% exposure to zero. Once again, the Fund's strategy and valuation criteria were met causing the liquidation of holdings in BellSouth Corp., SBC Communications, Inc., Sprint Corp. and Verizon Communications, Inc.

Lower interest rates and increases in energy cost during the year allowed the Fund to decrease its exposure in the Utility industry. FirstEnergy Corp. and NiSource, Inc. were identified for liquidation under the Fund's investment strategy. Exposure to the Utility industry was reduced from 6.08% to 1.37%.

The Pharmaceuticals industry presented an opportunity under the Fund's reversion-to-the-mean strategy to add to its industry holdings in the portfolio. Investor over-reaction to the news on Merck and its Vioxx product along with news on other companies' drugs in the group allowed for our value investing style to increase the industry exposure to 6.64% from 3.47%. Bristol-Myers Squibb Co. and Watson Pharmaceuticals, Inc. were added while AmerisourceBergen Co. was removed.

Shifts in the market usually create an opportunity for certain stocks to be acknowledged in our selection process. As the Fund's investment strategy and valuation model indicated movements in different industries, the Fund added companies such as: KB Home, Inc. (Home Builders); Newell Rubbermaid (Household Products); Clear Channel Communications, Tribune and Viacom (Media); Reebok International Ltd. (Apparel); Coca-Cola Company and Coca-Cola Enterprises (Beverages); General Mills Inc. (Food Products); Intel Corp. (Semiconductor); QLogic Corp. (Computer and Peripherals); Amgen Inc. (Biotechnology); and Medtronic Inc. (Health Care Equipment).

During the year the S&P 500 Index saw the traditional value sectors lead the index. Energy, Utility, Telecommunications and Materials led the index higher for the year. As these economic sectors led the way and as each industry and economic sector moved throughout the year, the Fund's investment strategy of "value investing" with a reversion-to-the-mean price target created the investment activity in the industries discussed above.

What is the Fund's strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 Index which generally consist of large name brand corporations with good fundamentals and broad product diversification. The Fund's advisor will continue to be disciplined in the use of its reversion-to-the-mean strategy by applying its "value investing" approach valuation model; thereby, allowing the market's volatility to identify those securities that become under-valued and are poised to be the next performers in the market.


                                       13
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

VALUE EQUITY FUND (Unaudited)

FUND PROFILE:

                           Top Ten Portfolio Holdings
                                (% of Net Assets)
                                -----------------

Merck & Co., Inc.                                                         2.35%
Watson Pharmaceuticals, Inc.                                              2.28%
Reebok International Ltd.                                                 2.24%
Family Dollar Stores, Inc.                                                2.17%
KB Home                                                                   2.11%
Mattel, Inc.                                                              2.10%
Delphi Automotive Systems Corp.                                           2.08%
Newell Rubbermaid, Inc.                                                   2.08%
Washington Mutual, Inc.                                                   2.08%
Amgen, Inc.                                                               2.06%
                                                                         -----
                                                                         21.55%
                                                                         =====

                          Top Ten Portfolio Industries
                                (% of Net Assets)
                                -----------------

Pharmaceuticals                                                           6.64%
Retail                                                                    6.15%
Media                                                                     5.85%
Diversified Financial Services                                            5.67%
Household Products/Wares                                                  5.30%
Banks                                                                     4.65%
Semiconductors                                                            4.04%
Automobile Manufacturers                                                  4.03%
Food & Beverage                                                           4.00%
Packaging & Containers                                                    4.00%
                                                                         -----
                                                                         50.33%
                                                                         =====

                   Economic Sectors with Cash and Other Assets
                                (% of Net Assets)
                                -----------------

Consumer Discretionary                                                   29.41%
Health Care                                                              14.73%
Financials                                                               13.54%
Information Technology                                                   11.88%
Consumer Staples                                                         11.43%
Industrials                                                              11.02%
Materials                                                                 5.42%
Utilities                                                                 1.37%
Cash                                                                      0.96%
Other Assets                                                              0.24%
Energy                                                                    0.00%
Telecommunication Services                                                0.00%
                                                                        ------
                                                                        100.00%
                                                                        ======


                                       14
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Value Equity Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The S&P 500/Barra Value Index tracks stocks in the S&P 500 Index with lower price-to-book ratios. The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. While both the S&P 500/Barra Value Index and the Russell 1000 Value Index are shown, the Sub-advisor believes that the S&P 500/Barra Value Index more accurately represents the Value Equity Fund's industry diversification, capitalization range and risk characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Value Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived or reimbursed by the Advisor; otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                              Value Equity Fund vs.
                          Russell 1000 Value Index and
                            S&P 500/Barra Value Index

Average Annual Total Return on 12/31/2004                 One Year        Five Year         Since Inception on 03/30/1998
-----------------------------------------                 --------        ---------         -----------------------------
Value Equity Fund:                                          15.18%         10.59%                         5.80%
Russell 1000 Value Index:                                   16.49%          5.27%                         5.62%
S&P 500/Barra Value Index:                                  15.71%          2.48%                         5.27%

Investment Value on 12/31/2004
------------------------------
Value Equity Fund:                                        $14,637
Russell 1000 Value Index:                                 $14,471
S&P 500/Barra Value Index:                                $14,155

[THE FOLLOWING WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

--------------------------------------------------------------------------------
                     Value            Russell 1000             S & P 500
  Date             Equity Fund        Value Index           Barra Value Index
--------------------------------------------------------------------------------
03/30/98             $10,000           $10,000                  $10,000
03/31/98             $10,000           $10,069                  $10,506
06/30/98             $ 9,485           $10,114                  $10,862
09/30/98             $ 8,108           $ 8,942                  $ 9,459
12/31/98             $ 9,224           $10,427                  $11,109
03/31/99             $ 8,824           $10,576                  $11,425
06/30/99             $ 9,780           $11,769                  $12,659
09/30/99             $ 8,681           $10,616                  $11,491
12/31/99             $ 8,845           $11,193                  $12,522
03/31/00             $ 8,463           $11,246                  $12,551
06/30/00             $ 7,985           $10,719                  $12,012
09/30/00             $ 8,516           $11,562                  $13,071
12/31/00             $ 9,394           $11,978                  $13,284
03/31/01             $ 9,866           $11,276                  $12,417
06/30/01             $10,827           $11,827                  $12,964
09/30/01             $ 9,598           $10,532                  $10,863
12/31/01             $10,716           $11,308                  $11,728
03/31/02             $11,628           $11,771                  $11,884
06/30/02             $11,074           $10,768                  $10,619
09/30/02             $ 8,605           $ 8,747                  $ 8,446
12/31/02             $ 9,467           $ 9,553                  $ 9,282
03/31/03             $ 8,956           $ 9,088                  $ 8,771
06/30/03             $10,714           $10,658                  $10,424
09/30/03             $11,052           $10,878                  $10,688
12/31/03             $12,709           $12,422                  $12,233
03/31/04             $13,055           $12,798                  $12,643
06/30/04             $13,437           $12,911                  $12,743
09/30/04             $13,382           $13,110                  $12,876
12/31/04             $14,637           $14,471                  $14,155


                                       15
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

VALUE EQUITY FUND (Unaudited)

EXPENSE EXAMPLE:

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2004, through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

                                                                                            During Period*
                                                 Beginning               Ending             July 1, 2004
                                               Account Value         Account Value            Through
                                               July 1, 2004        December 31, 2004      December 31, 2004
                                      -------------------------------------------------------------------
Actual                                          $1,000.00                 $1,089.30             $6.15
Hypothetical
     (5% return before expenses)                 1,000.00                  1,019.14              5.95

* Expenses are equal to the Fund's annualized expense ratio of 1.17%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 8.93% for the six-month period of July 1, 2004, to December 31, 2004.


                                       16
                                                                  Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------
   Face
  Amount/                   Security
  Shares                   Description                                 Value
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations - 1.98%
      245,001  Vendee Mortgage Trust, Series
                 1999-3, 6.50%, 5/15/2006                           $   248,229
      600,000  Vendee Mortgage Trust, Series
                 2002-3, 6.00%, 4/15/2027                               617,082
                                                                    -----------
Total Collateralized Mortgage Obligations
  (cost $884,648)                                                       865,311
                                                                    -----------

Corporate Bonds - 1.04%
      430,000  Rowan Co. Inc., 5.88%, 3/15/2012                         456,871
                                                                    -----------
Total Corporate Bonds (cost $463,777)                                   456,871
                                                                    -----------

Government Agency Bonds - 28.87%
    1,000,000  FHLB, 2.625%, 7/15/2008                                  969,885
      750,000  FHLB, 2.05%, 12/28/2007                                  747,626
      700,000  FHLB, 6.00%, 02/12/2016                                  771,032
    5,100,000  FHLMC, 3.50%, 09/15/2007                               5,114,571
    1,000,000  FHLMC, 4.75%, 12/08/2010                               1,005,053
      250,000  FNMA, 4.85%, 05/21/2013                                  249,535
    1,000,000  FNMA, 3.75%, 09/15/2008                                  995,163
    2,500,000  FNMA, 6.375%, 06/15/2009                               2,758,232
                                                                    -----------
Total Government Agency Bonds (cost $12,565,185)                     12,611,097
                                                                    -----------

Mortgage Backed Securities - 39.67%
    1,087,293  FHLMC, Series H007-A2, 2.491%, 2/15/2008               1,074,092
      974,855  FHLMC, Series 2858, 5.50%, 04/15/2034                    975,386
    1,395,000  FHLMC, Series 15-L, 7.00%, 7/25/2023                   1,475,266
    1,100,000  FNMA Pool #386008, 4.52%, 04/01/2013                   1,090,062
    1,072,637  FNMA Pool #545759, 6.50%, 07/01/2032                   1,125,861
      863,068  FNMA Pool #725482, 4.487%, 04/01/2034                    864,605
      502,921  FNMA Pool #754289, 6.00%, 11/01/2033                     520,265
      253,501  FNMA, Series 1990-6, 9.00%, 1/25/2020                    275,283
      775,023  FNMA, Series 1994-17, 6.00%, 02/25/2009                  799,931
      987,739  FNMA, Series 2003-11, 4.00%, 07/25/2011                  990,673
      373,302  GNMA, Pool #476998, 6.50%, 07/15/2029                    393,455
      991,180  GNMA, Pool #81113, 4.50%, 10/20/2034                     997,510
      450,000  GNMA, Series 1999-14, 6.00%, 03/20/2014                  470,928
      683,934  GNMA, Series 2002-91, 2.88%, 04/16/2018                  683,940
    1,497,185  GNMA, Series 2003-22, 2.75%, 06/16/2021                1,471,411
      798,988  GNMA, Series 2003-76, 4.25%, 02/20/2032                  797,121
    2,500,000  GNMA, Series 2003-81, 6.00%, 3/20/2029                 2,599,062
      731,625  GNMA, Series 2003-98, 4.00%, 02/20/2029                  725,082
                                                                    -----------
Total Mortgage Backed Securities (cost $17,421,619)                  17,329,933
                                                                    -----------

U.S. Treasury Obligations - 24.58%
    2,000,000  3.00%, 11/15/2007 #                                    1,987,656
    2,000,000  4.75%, 11/15/2008                                      2,094,766
    1,500,000  6.00%, 08/15/2009                                      1,654,337
    3,000,000  6.125%, 08/15/2007                                     3,219,609
    1,675,000  6.25%, 02/15/2007                                      1,782,828
                                                                    -----------
Total U.S. Treasury Obligations (cost $10,733,686)                   10,739,196
                                                                    -----------

Short Term Investments - 3.13%

U.S. Government Discount Obligations - 1.37%
      600,000  FHLMC, 02/14/2005                                        597,624
                                                                    -----------
Total U.S. Government Discount Obligations
  (cost $597,624)                                                       597,624
                                                                    -----------

Money Market Funds - 1.76%
      770,068  Merrimac Treasury Plus Series
                 Money Market Fund, 1.51% (a)                           770,068
                                                                    -----------
Total Money Market Funds (cost $770,068)                                770,068
                                                                    -----------
Total Short-Term Investments (cost $1,367,692)                        1,367,692
                                                                    -----------
Total Investments (cost $43,436,607) - 99.27%                       $43,370,100
                                                                    -----------
Other Assets in excess of Liabilities - 0.73%                           318,842
                                                                    -----------

TOTAL NET ASSETS - 100%                                             $43,688,942
                                                                    ===========


#     Part or all of this investment is on loan

(a) Variable rate security, the coupon rate shown represents the rate at December 31, 2004

     The accompanying notes are an integral part of the financial statements


                                       17
                                                                  Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------
   Face
  Amount/                   Security
  Shares                   Description                                 Value
--------------------------------------------------------------------------------

Common Stocks - 98.13%

Advertising - 0.77%
        1,775  Getty Images, Inc. * #                               $   122,209
                                                                    -----------

Aerospace & Defense - 1.33%
        3,800  Lockheed Martin Corp.                                    211,090
                                                                    -----------

Agriculture - 2.15%
        6,125  Monsanto Co.                                             340,244
                                                                    -----------

Banks - 4.20%
       10,075  Bank of America Corp. #                                  473,424
        4,175  UCBH Holdings, Inc.                                      191,298
                                                                    -----------
                                                                        664,722
                                                                    -----------

Beverages - 0.68%
        2,050  PepsiCo, Inc.                                            107,010
                                                                    -----------

Biotechnology - 2.78%
        2,725  Amgen, Inc. *                                            174,809
        4,575  Genzyme Corp. *                                          265,670
                                                                    -----------
                                                                        440,479
                                                                    -----------

Building Materials - 1.91%
        8,300  Masco Corp.                                              303,199
                                                                    -----------

Commercial Services - 1.06%
        2,075  Apollo Group, Inc. *                                     167,473
                                                                    -----------

Computer Software & Services - 6.29%
        5,390  Cognos, Inc. *                                           237,483
       19,325  Microsoft Corp.                                          516,171
        5,500  SAP AG / Germany ADR                                     243,155
                                                                    -----------
                                                                        996,809
                                                                    -----------

Computers - 2.00%
        7,500  Dell, Inc.*                                              316,050
                                                                    -----------

Cosmetics & Toiletries - 2.69%
        7,725  Procter & Gamble Co.                                     425,493
                                                                    -----------

Diversified Financial Services - 5.75%
        3,425  Doral Financial Corp.                                    168,681
        4,900  Franklin Resources, Inc. #                               341,285
       14,200  MBNA Corp.                                               400,298
                                                                    -----------
                                                                        910,264
                                                                    -----------

Electronics & Electrical Equipment - 5.62%
        4,925  Emerson Electric Co.                                     345,242
        5,150  Fisher Scientific International *                        321,257
        8,775  Jabil Circuit, Inc. *                                    224,464
                                                                    -----------
                                                                        890,963
                                                                    -----------

Entertainment & Leisure - 1.25%
        5,775  International Game Technology                            198,545
                                                                    -----------

Food & Beverages - 2.02%
        4,275  McCormick & Co., Inc.                                    165,015
        1,625  Whole Foods Market, Inc. #                               154,944
                                                                    -----------
                                                                        319,959
                                                                    -----------

Healthcare - Products - 8.15%
        2,800  CR Bard, Inc.                                            179,144
        9,610  Johnson & Johnson, Inc.                                  609,466
        3,850  St. Jude Medical, Inc. *                                 161,430
        7,900  Varian Medical Systems, Inc. *                           341,596
                                                                    -----------
                                                                      1,291,636
                                                                    -----------

Internet - 1.38%
        1,875  eBay, Inc. *#                                            218,025
                                                                    -----------

Lodging - 1.77%
        4,450  Marriott International, Inc. #                           280,261
                                                                    -----------

Machinery - Diversified - 2.27%
        7,250  Rockwell Automation, Inc.                                359,238
                                                                    -----------

     The accompanying notes are an integral part of the financial statements


                                       18
                                                                  Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------
   Face
  Amount/                   Security
  Shares                   Description                                 Value
--------------------------------------------------------------------------------

Miscellaneous Manufacturing - 5.58%
        3,475  Danaher Corp.                                        $   199,500
       18,770  General Electric Co. #                                   685,105
                                                                    -----------
                                                                        884,605
                                                                    -----------

Oil & Gas - 3.79%
        7,150  Exxon Mobil Corp.                                        366,509
        3,500  Schlumberger Ltd.                                        234,325
                                                                    -----------
                                                                        600,834
                                                                    -----------

Pharmaceuticals - 3.62%
        8,925  Abbott Laboratories                                      416,351
        5,250  Teva Pharmaceutical Industries, Ltd. /
                 Israel ADR #                                           156,765
                                                                    -----------
                                                                        573,116
                                                                    -----------

Retail - 14.28%
        6,375  Costco Wholesale Corp.                                   308,614
        5,775  CVS Corp.                                                260,279
        6,925  Home Depot, Inc.                                         295,974
       10,000  McDonald's Corp.                                         320,600
        5,300  Petsmart, Inc. #                                         188,309
        7,400  Staples, Inc.                                            249,454
        4,700  Target Corp.                                             244,071
        5,362  The Cheesecake Factory *#                                174,104
        4,175  Wal-Mart Stores, Inc.                                    220,524
                                                                    -----------
                                                                      2,261,929
                                                                    -----------

Semiconductors - 4.91%
       15,725  Intel Corp.                                              367,808
        6,175  Linear Technology Corp.                                  239,343
        6,425  Microchip Technology, Inc.                               171,291
                                                                    -----------
                                                                        778,442
                                                                    -----------

Telecommunications - 8.02%
       22,875  Cisco Systems, Inc. *                                    441,488
       10,750  Polycom, Inc. *                                          250,690
        5,500  Qualcomm, Inc.                                           233,200
       13,900  Sprint Corp.                                             345,415
                                                                    -----------
                                                                      1,270,793
                                                                    -----------

Transport-Services - 3.86%
        3,700  Burlington Northern Santa Fe Corp.                       175,047
        5,100  United Parcel Service, Inc. Class B                      435,846
                                                                    -----------
                                                                        610,893
                                                                    -----------
Total Common Stocks (cost $13,937,652)                               15,544,281
                                                                    -----------

Short Term Investments - 1.80%
      285,585  Merrimac US Government Series
                 Investment, 1.49% (a)                                  285,585
                                                                    -----------
Total Short Term Investments (cost $285,585)                            285,585
                                                                    -----------
Total Investments (cost $14,223,237) - 99.93%                       $15,829,866
                                                                    -----------
Other Assets in excess of Liabilities - 0.07%                            10,964
                                                                    -----------

TOTAL NET ASSETS - 100%                                             $15,840,830
                                                                    ===========

*     Non-income producing investment

#     Part or all of this investment is on loan

(a) Variable rate security, the coupon rate shown represents the rate at December 31, 2004

ADR - American Depositary Receipts

     The accompanying notes are an integral part of the financial statements


                                       19
                                                                  Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------
   Face
  Amount/                   Security
  Shares                   Description                                 Value
--------------------------------------------------------------------------------

Common Stocks - 98.80%

Agriculture - 1.42%
        1,800  Altria Group, Inc.                                   $   109,980
                                                                    -----------

Airlines - 1.89%
        9,002  Southwest Airlines Co.                                   146,553
                                                                    -----------

Apparel - 2.24%
        3,950  Reebok International Ltd.                                173,800
                                                                    -----------

Automobile Manufacturers - 4.03%
       10,554  Ford Motor Co.                                           154,511
        3,947  General Motors Corp.                                     158,117
                                                                    -----------
                                                                        312,628
                                                                    -----------

Auto Parts & Equipment - 2.08%
       17,944  Delphi Automotive Systems Corp.                          161,855
                                                                    -----------

Banks - 4.65%
        3,356  Bank of America Corp.                                    157,698
        3,219  Fifth Third Bancorp.                                     152,194
        1,500  Keycorp                                                   50,850
                                                                    -----------
                                                                        360,742
                                                                    -----------

Beverages - 3.95%
        7,316  Coca-Cola Enterprises, Inc.                              152,539
        3,707  The Coca Cola Co.                                        154,322
                                                                    -----------
                                                                        306,861
                                                                    -----------

Biotechnology - 2.06%
        2,498  Amgen, Inc. *                                            160,247
                                                                    -----------

Building Materials - 2.00%
        4,242  Masco Corp.                                              154,960
                                                                    -----------

Chemicals - 1.42%
        1,613  PPG Industries, Inc.                                     109,942
                                                                    -----------

Computer Software & Services - 1.94%
        3,414  Intuit, Inc. *                                           150,250
                                                                    -----------

Computers - 3.95%
        7,612  Hewlett-Packard Co.                                      159,624
        5,202  Sungard Data Systems, Inc. *                             147,373
                                                                    -----------
                                                                        306,997
                                                                    -----------

Cosmetics & Toiletries - 2.06%
        3,121  Colgate-Palmolive Co.                                    159,670
                                                                    -----------

Diversified Financial Services - 5.67%
        2,757  Citigroup, Inc.                                          132,832
        2,162  Fannie Mae                                               153,956
        3,940  JP Morgan Chase & Co.                                    153,699
                                                                    -----------
                                                                        440,487
                                                                    -----------

Electronics - 1.95%
        5,914  Jabil Circuit, Inc. *                                    151,280
                                                                    -----------

Entertainment & Leisure - 1.48%
        2,325  Brunswick Corp.                                          115,087
                                                                    -----------

Food & Beverage - 4.00%
        3,178  General Mills, Inc.                                      157,978
        6,324  Sara Lee Corp.                                           152,661
                                                                    -----------
                                                                        310,639
                                                                    -----------

Healthcare-Products - 2.01%
        3,149  Medtronic, Inc.                                          156,411
                                                                    -----------

Healthcare-Services - 1.99%
        3,870  HCA, Inc.                                                154,645
                                                                    -----------

Home Builders - 2.11%
        1,567  KB Home                                                  163,595
                                                                    -----------

     The accompanying notes are an integral part of the financial statements


                                       20
                                                                  Memorial Funds

--------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------
   Face
  Amount/                   Security
  Shares                   Description                                 Value
--------------------------------------------------------------------------------

Household Products/Wares - 5.30%
        2,495  Avery Dennison Corp.                                     149,625
        1,300  Fortune Brands, Inc.                                     100,334
        6,687  Newell Rubbermaid, Inc.                                  161,759
                                                                    -----------
                                                                        411,718
                                                                    -----------

Insurance - 3.17%
        1,927  Cigna Corp.                                              157,185
        1,900  Lincoln National Corp.                                    88,692
                                                                    -----------
                                                                        245,877
                                                                    -----------

Media - 5.85%
        4,496  Clear Channel Communications, Inc.                       150,571
        3,623  Tribune Co.                                              152,673
        4,148  Viacom, Inc.                                             150,946
                                                                    -----------
                                                                        454,190
                                                                    -----------

Miscellaneous Manufacturing - 1.95%
        4,149  General Electric Co.                                     151,439
                                                                    -----------

Packaging & Containers - 4.00%
        5,352  Bemis Co.                                                155,690
        6,136  Pactiv Corp. *                                           155,179
                                                                    -----------
                                                                        310,869
                                                                    -----------

Pharmaceuticals - 6.64%
        6,072  Bristol-Myers Squibb Co.                                 155,565
        5,683  Merck & Co., Inc.                                        182,652
        5,394  Watson Pharmaceuticals, Inc. *                           176,977
                                                                    -----------
                                                                        515,194
                                                                    -----------

Retail - 6.15%
        1,713  Autozone, Inc. *                                         156,414
        5,403  Family Dollar Stores, Inc.                               168,736
        3,090  Kohl's Corp. *                                           151,935
                                                                    -----------
                                                                        477,085
                                                                    -----------

Savings & Loans - 2.08%
        3,815  Washington Mutual, Inc.                                  161,298
                                                                    -----------

Semiconductors - 4.04%
        6,665  Intel Corp.                                              155,894
        4,303  QLogic Corp. *                                           158,050
                                                                    -----------
                                                                        313,944
                                                                    -----------

Toys & Games - 2.10%
        8,346  Mattel, Inc.                                             162,663
                                                                    -----------

Transportation - 3.25%
        2,600  Burlington Northern Santa Fe Corp.                       123,006
        3,234  CSX Corp.                                                129,619
                                                                    -----------
                                                                        252,625
                                                                    -----------

Utilities - 1.37%
        1,567  Dominion Resources, Inc.                                 106,149
                                                                    -----------

               Total Common Stocks (cost $6,812,889)                  7,669,680
                                                                    -----------

Short Term Investments - 0.96%
       74,979  Merrimac US Government Series
                 Investment, 1.49% (a)                                   74,979
                                                                    -----------

Total Short Term Investments (cost $74,979)                              74,979
                                                                    -----------

Total Investments (cost $6,887,868) - 99.76%                        $ 7,744,659
                                                                    -----------

Other Assets in excess of Liabilities - 0.24%                            18,478
                                                                    -----------

TOTAL NET ASSETS - 100%                                             $ 7,763,137
                                                                    ===========

*     Non-income producing investment

(a) Variable rate security, the coupon rate shown represents the rate at December 31, 2004

     The accompanying notes are an integral part of the financial statements


                                       21
                                                                  Memorial Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                         Government             Growth              Value
                                                                          Bond Fund          Equity Fund         Equity Fund
                                                                         ------------        ------------        ------------
ASSETS
  Investments in securities at market value (cost
    $43,436,607, $14,223,237 and $6,887,868, respectively)               $ 43,370,100        $ 15,829,866        $  7,744,659
  Collateral for securities loaned (Note 6)                                 2,035,000           1,340,733                  --
  Receivables:
    Dividends and interest                                                    354,598              12,272              10,668
    Due from Advisor                                                            3,595               4,024               3,898
  Prepaid expenses                                                             16,061              17,798              12,705
                                                                         ------------        ------------        ------------
    Total assets                                                           45,779,354          17,204,693           7,771,930
                                                                         ------------        ------------        ------------
LIABILITIES
  Payables for:
    Collateral for securities loaned (Note 6)                               2,035,000           1,340,733                  --
    Distribution payable                                                       21,747               2,282               1,383
    Due to Advisor                                                                 --               3,999                  --
  Administration fees (accounting, distribution & transfer agent)               9,706               3,477               1,679
  Accrued expenses and other liabilities                                       23,959              13,372               5,731
                                                                         ------------        ------------        ------------
    Total liabilities                                                       2,090,412           1,363,863               8,793
                                                                         ------------        ------------        ------------
NET ASSETS
                                                                         $ 43,688,942        $ 15,840,830        $  7,763,137
                                                                         ============        ============        ============

NET ASSETS CONSIST OF:
  Additional paid-in capital                                             $ 44,244,519        $ 19,497,690        $  7,856,680
  Accumulated undistributed net investment income                               1,860                  --                  --
  Accumulated net realized gain/(loss) on investments                        (490,930)         (5,263,489)           (950,334)
  Net unrealized appreciation/(depreciation) on investments                   (66,507)          1,606,629             856,791
                                                                         ------------        ------------        ------------
    Total Net Assets                                                     $ 43,688,942        $ 15,840,830        $  7,763,137
                                                                         ============        ============        ============

Shares of Beneficial Interest Issued and Outstanding
  (Unlimited number of shares authorized with no par value)                 4,239,860           2,059,285             574,439
                                                                         ------------        ------------        ------------

Net Asset Value, offering and redemption price per share
  ($43,688,942 / 4,239,860 shares, $15,840,830 / 2,059,285 shares, and $7,763,137 / 574,439 shares, respectively)
                                                                         $      10.30        $       7.69        $      13.51
                                                                         ============        ============        ============

Market value of securities on loan (Note 6)                              $  1,994,500        $  1,299,761        $         --
                                                                         ------------        ------------        ------------

     The accompanying notes are an integral part of the financial statements


                                       22
                                                                  Memorial Funds

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                             Government            Growth             Value
                                                                             Bond Fund          Equity Fund        Equity Fund
                                                                             -----------        -----------        -----------
INVESTMENT INCOME
  Interest                                                                   $ 1,338,656        $     3,083        $     1,448
  Securities lending income                                                        2,656                823                100
  Dividends                                                                           --            209,080            120,117
                                                                             -----------        -----------        -----------
    Total investment income                                                    1,341,312            212,986            121,665
                                                                             -----------        -----------        -----------
EXPENSES
  Investment Advisory fees (Note 3)                                              125,365             73,803             28,245
  Shareholder Servicing fees (Note 3)                                             22,982             14,243              8,800
  12b-1 distribution fees                                                         66,601             22,658              5,323
  Administration fees (accounting, distribution & transfer agent) (Note 3)       109,135             48,080             17,785
  Legal fees                                                                      48,646             22,118              7,758
  Audit fees                                                                      19,249              8,463              3,528
  Custody fees                                                                     6,702             12,030              6,424
  Trustee fees                                                                    11,930              6,439              2,305
  Registration & filing fees                                                      23,886             25,399             14,201
  Report printing & mailing fees                                                   3,292              1,786                661
  Insurance fees                                                                   8,527              5,229              1,596
  Officers' compensation                                                           2,379                797                347
  Pricing fees                                                                     3,977              3,216              2,130
  Miscellaneous                                                                   16,817              4,388              1,245
                                                                             -----------        -----------        -----------
    Total expenses before fee waivers & reimbursements                           469,488            248,649            100,348
  Waivers & reimbursements by Advisor (Note 4)                                  (105,554)           (64,328)           (34,175)
                                                                             -----------        -----------        -----------
    Total expenses                                                               363,934            184,321             66,173
                                                                             -----------        -----------        -----------
Net Investment Income                                                            977,378             28,665             55,492
                                                                             -----------        -----------        -----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) on investments                                        (84,203)          (372,884)           670,727
  Change in unrealized appreciation/(depreciation) on investments               (132,648)           949,737            194,109
                                                                             -----------        -----------        -----------
  Net realized and unrealized gain/(loss) on investments                        (216,851)           576,853            864,836
                                                                             -----------        -----------        -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $   760,527        $   605,518        $   920,328
                                                                             ===========        ===========        ===========

     The accompanying notes are an integral part of the financial statements


                                       23
                                                                  Memorial Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004
--------------------------------------------------------------------------------

                                                                                 Government          Growth            Value
                                                                                 Bond Fund        Equity Fund       Equity Fund
                                                                                ------------      ------------      ------------
OPERATIONS
  Net investment income                                                         $    977,378      $     28,665      $     55,492
  Net realized gain/(loss) on investments                                            (84,203)         (372,884)          670,727
  Change in unrealized appreciation/(depreciation) on investments                   (132,648)          949,737           194,109
                                                                                ------------      ------------      ------------
    Net increase in net assets resulting from operations                             760,527           605,518           920,328
                                                                                ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                             (975,518)          (28,665)          (55,492)
  Net realized capital gain                                                               --                --                --
                                                                                ------------      ------------      ------------
    Total dividends and distributions to shareholders                               (975,518)          (28,665)          (55,492)
                                                                                ------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS
  Sale of capital shares - Institutional shares                                   24,800,253         5,119,980         3,007,507
  Reinvestment of distributions - Institutional shares                               697,386            26,383            48,099
  Redemption of capital shares - Institutional shares                             (1,764,094)       (3,022,732)         (142,317)
                                                                                ------------      ------------      ------------
    Net increase from capital share transactions                                  23,733,545         2,123,631         2,913,289
                                                                                ------------      ------------      ------------

TOTAL INCREASE IN NET ASSETS                                                      23,518,554         2,700,484         3,778,125
                                                                                ------------      ------------      ------------

NET ASSETS
  Beginning of period                                                             20,170,388        13,140,346         3,985,012
                                                                                ------------      ------------      ------------
End of period (including accumulated undistributed net investment income of
 $1,860, $0, and $0, respectively)                                              $ 43,688,942      $ 15,840,830      $  7,763,137
                                                                                ============      ============      ============

SHARE TRANSACTIONS                                                                  Shares            Shares            Shares
                                                                                ------------      ------------      ------------
Sale of shares - Institutional shares                                              2,403,648           707,362           245,375
Reinvestment of distributions - Institutional shares                                  67,432             3,431             3,830
Redemption of shares - Institutional shares                                         (171,532)         (428,085)          (11,470)
                                                                                ------------      ------------      ------------
Net increase (decrease) in shares                                                  2,299,548           282,708           237,735
                                                                                ============      ============      ============

     The accompanying notes are an integral part of the financial statements


                                       24
                                                                  Memorial Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                                  Government         Growth             Value
                                                                                   Bond Fund       Equity Fund       Equity Fund
                                                                                 ------------      ------------      ------------
OPERATIONS
  Net investment income/(loss)                                                   $    604,537      $    (10,916)     $     44,967
  Net realized gain/(loss) on investments                                              98,483          (253,441)           13,303
  Change in unrealized appreciation/(depreciation) on investments                    (547,946)        2,250,521           898,882
                                                                                 ------------      ------------      ------------
  Net increase/(decrease) in net assets resulting from operations                     155,074         1,986,164           957,152
                                                                                 ------------      ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                              (616,808)           (5,841)          (47,156)
  Net realized capital gain                                                                --                --                --
                                                                                 ------------      ------------      ------------
    Total dividends and distributions to shareholders                                (616,808)           (5,841)          (47,156)
                                                                                 ------------      ------------      ------------

CAPITAL SHARE TRANSACTIONS
  Sale of capital shares - Institutional shares                                     2,502,458         4,047,328           424,994
  Reinvestment of distributions - Institutional shares                                178,429             4,850            30,090
  Redemption of capital shares - Institutional shares                                (759,113)         (666,707)          (14,000)
                                                                                 ------------      ------------      ------------
    Net increase from capital share transactions                                    1,921,774         3,385,471           441,084
                                                                                 ------------      ------------      ------------

TOTAL INCREASE IN NET ASSETS                                                        1,460,040         5,365,794         1,351,080
                                                                                 ------------      ------------      ------------

NET ASSETS
  Beginning of period                                                              18,710,348         7,774,552         2,633,932
                                                                                 ------------      ------------      ------------

 End of period (including accumulated undistributed net investment income of
   $0, $0, and $0, respectively)                                                 $ 20,170,388      $ 13,140,346      $  3,985,012
                                                                                 ============      ============      ============

SHARE TRANSACTIONS                                                                   Shares           Shares            Shares
                                                                                 ------------      ------------      ------------
Sale of shares - Institutional shares                                                 236,136           619,152            41,273
Reinvestment of distributions - Institutional shares                                   17,084               729             2,806
Redemption of shares - Institutional shares                                           (71,520)         (104,552)           (1,511)
                                                                                 ------------      ------------      ------------
Net increase (decrease) in shares                                                     181,700           515,329            42,568
                                                                                 ============      ============      ============

     The accompanying notes are an integral part of the financial statements


                                       25
                                                                  Memorial Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                               Government Bond Fund
                                                                               Institutional Shares
                                                    ----------------------------------------------------------------------------
                                                   For the Year     For the Year     For the Year     For the Year     For the Year
                                                      Ended           Ended            Ended            Ended             Ended
                                                   December 31,     December 31,     December 31,     December 31,     December 31,
                                                      2004             2003             2002             2001             2000
                                                    -------          -------          -------           -------          -------
Net Asset Value, Beginning of Period                $ 10.40          $ 10.64          $ 10.27           $ 10.09          $  9.50
                                                    -------          -------          -------           -------          -------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                                0.28             0.33             0.43              0.50             0.53
  Net realized and unrealized
    gain/(loss) on investments                        (0.09)           (0.24)            0.37              0.17             0.59
                                                    -------          -------          -------           -------          -------
    Total from investment operations                   0.19             0.09             0.80              0.67             1.12
                                                    -------          -------          -------           -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                (0.29)           (0.33)           (0.43)            (0.49)           (0.53)
  Distributions from net realized capital gain           --               --               --                --               --
                                                    -------          -------          -------           -------          -------
    Total dividends and distributions                 (0.29)           (0.33)           (0.43)            (0.49)           (0.53)
                                                    -------          -------          -------           -------          -------
Net Asset Value, End of Period                      $ 10.30          $ 10.40          $ 10.64           $ 10.27          $ 10.09
                                                    =======          =======          =======           =======          =======
Total Return (a)                                       1.82%            0.90%            7.96%             6.81%           12.12%
Ratios/Supplemental Data
  Net assets, end of period (in 000s)               $43,689          $20,170          $18,710           $17,058          $40,501
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees                       1.02%            1.00%            0.95%             0.86%            0.75%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees                       1.31%            1.69%            1.71%             1.08%            0.87%
  Ratio of net investment income/(loss)
    to average net assets including
    reimbursement/waiver of fees                       2.73%            3.11%            4.13%             4.93%            5.51%
Portfolio turnover rate                                  40%              82%              43%              118%              50%

-----------------------------------------

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

     The accompanying notes are an integral part of the financial statements


                                       26
                                                                  Memorial Funds

For a share outstanding throughout each period:

                                                                                 Growth Equity Fund
                                                                                Institutional Shares
                                                    ----------------------------------------------------------------------------
                                                   For the Year     For the Year     For the Year     For the Year     For the Year
                                                      Ended           Ended            Ended            Ended             Ended
                                                   December 31,     December 31,     December 31,     December 31,     December 31,
                                                      2004             2003             2002             2001             2000
                                                    -------          -------          -------           -------          -------
Net Asset Value, Beginning of Period                $  7.40          $  6.16          $  7.77           $  9.26          $ 12.50
                                                    -------          -------          -------           -------          -------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                                0.01            (0.01)           (0.01)               --            (0.01)
  Net realized and unrealized
    gain/(loss) on investments                         0.29             1.25            (1.60)            (1.47)           (0.69)
                                                    -------          -------          -------           -------          -------
    Total from investment operations                   0.30             1.24            (1.61)            (1.47)           (0.70)
                                                    -------          -------          -------           -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                (0.01)           (0.00) (b)          --                --               --
  Distributions from net realized capital gain           --               --               --             (0.02)           (2.54)
                                                    -------          -------          -------           -------          -------
    Total dividends and distributions                 (0.01)              --               --             (0.02)           (2.54)
                                                    -------          -------          -------           -------          -------
Net Asset Value, End of Period                         7.69          $  7.40          $  6.16           $  7.77          $  9.26
                                                    =======          =======          =======           =======          =======
Total Return (a)                                       4.11%           20.20%          (20.72)%          (15.82)%          (5.66)%

Ratios/Supplemental Data
  Net assets, end of period (in 000s)               $15,841          $13,140          $ 7,775           $ 9,289          $29,889
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees                       1.25%            1.25%            1.20%             1.11%            1.00%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees                       1.69%            2.44%            2.64%             1.47%            1.18%
  Ratio of net investment income/(loss)
    to average net assets including
    reimbursement/waiver of fees                       0.19%           (0.11)%          (0.18)%           (0.06)%          (0.11)%
  Portfolio turnover rate                                94%              88%              58%               52%              78%

------------------------------------------

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

(b)   Distributions per share were $0.0038

     The accompanying notes are an integral part of the financial statements


                                       27
                                                                  Memorial Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

For a share outstanding throughout each period:

                                                                                Value Equity Fund
                                                                               Institutional Shares
                                                    ----------------------------------------------------------------------------
                                                   For the Year     For the Year     For the Year     For the Year     For the Year
                                                      Ended           Ended            Ended            Ended             Ended
                                                   December 31,     December 31,     December 31,     December 31,     December 31,
                                                      2004             2003             2002             2001             2000
                                                    -------          -------          -------           -------          -------
Net Asset Value, Beginning of Period                $ 11.84          $  8.95          $ 10.26           $  9.12          $  8.75
                                                    -------          -------          -------           -------          -------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income                                0.12             0.14             0.12              0.13             0.16
  Net realized and unrealized
    gain/(loss) on investments                         1.67             2.90            (1.31)             1.15             0.37
                                                    -------          -------          -------           -------          -------
    Total from investment operations                   1.79             3.04            (1.19)             1.28             0.53
                                                    -------          -------          -------           -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                (0.12)           (0.15)           (0.12)            (0.14)           (0.16)
  Distributions from net realized capital gain           --               --               --                --               --
                                                    -------          -------          -------           -------          -------
    Total dividends and distributions                 (0.12)           (0.15)           (0.12)            (0.14)           (0.16)
                                                    -------          -------          -------           -------          -------
Net Asset Value, End of Period                      $ 13.51          $ 11.84          $  8.95           $ 10.26          $  9.12
                                                    =======          =======          =======           =======          =======

Total Return (a)                                      15.18%           34.24%          (11.66)%           14.08%            6.20%

Ratios/Supplemental Data
  Net assets, end of period (in 000s)              $  7,763          $ 3,985          $ 2,634           $ 3,210          $17,617
  Ratio of operating expenses to
    average net assets including
    reimbursement/waiver of fees                       1.17%            1.25%            1.20%             1.09%            1.00%
  Ratio of operating expenses to
    average net assets excluding
    reimbursement/waiver of fees                       1.78%            3.87%            5.06%             1.82%            1.18%
  Ratio of net investment income/(loss)
    to average net assets including
    reimbursement/waiver of fees                       0.98%            1.44%            1.13%             1.26%            1.59%
  Portfolio turnover rate                                69%              26%              90%               45%             168%

-------------------------------------

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been lower if certain expenses had not been reimbursed or waived.

     The accompanying notes are an integral part of the financial statements


                                       28
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has three diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The principal investment objective of the Memorial Government Bond Fund ("Government Bond Fund") is to provide a high level of income consistent with maximum credit protection and moderate fluctuation in principal value. The principal investment objective of the Memorial Growth Equity Fund ("Growth Equity Fund") is long-term capital appreciation. The principal investment objective of the Memorial Value Equity Fund ("Value Equity Fund") is long-term capital appreciation. The Trust's declaration of trust authorizes each Fund to issue an unlimited number of shares of beneficial interest. The dates of commencement of operations for each Fund are as follows:

      Government Bond Fund                              March 30, 1998
      Growth Equity Fund                                March 30, 1998
      Value Equity Fund                                 March 30, 1998

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following represents significant accounting policies of the Funds:

Estimates - These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

Security Valuation - Securities, other than short term-securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund's business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available the last bid price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect their values as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. At December 31, 2004, no securities were valued at fair value as determined by the Board of Trustees. Securities with maturities of 60 days or less are valued at amortized cost. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Realized Gain and Loss - Security transactions are accounted for on a trade date basis and realized gains and losses on investments sold are determined on the basis of specific identification.

Interest and Dividend Income - Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.


                                       29
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders - Distributions of net investment income to shareholders are declared daily and paid monthly by the Government Bond Fund. Net investment income distributions, if any for the Growth Equity Fund and the Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Federal Taxes - Each Fund intends to qualify each year as a regulated investment company in accordance with Sub-Chapter M of the Internal Revenue Code and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is required.

For tax purposes at December 31, 2004, the Funds have capital loss carryovers in the following amounts:

                                                  Amount          Expiring Date
                                                ----------        -------------
Government Bond Fund                            $  379,598          12/31/2008
                                                   100,359          12/31/2012
Growth Equity Fund                               2,704,374          12/31/2009
                                                 1,658,405          12/31/2010
                                                   471,452          12/31/2011
                                                   296,216          12/31/2012
Value Equity Fund                                  915,159          12/31/2008

The Government Bond Fund and the Growth Equity Fund elected to defer post-October losses in the amounts of $10,973 and $11,414, respectively.

Security Loans - The Funds may receive fees or retain a portion of interest on the securities or cash received as collateral for lending securities. A Fund also continues to receive interest or dividends on the securities loaned. Securities loaned are secured by collateral whose market value must always exceed the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund. The Funds have the right under the security lending agreement to recover the securities from the borrower on demand.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment advisor of each Fund is Parkway Advisors, L.P. (the "Advisor"). Subject to the general control of the Board of Trustees, the Advisor is responsible for among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds, and advising the Board on the selection of sub-advisors. The advisory fees paid to the Advisor are 0.35% of the average daily net assets of the Government Bond Fund and 0.50% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund. During the period January 1, 2004 to February 29, 2004 the Advisor agreed to cap expenses at 0.95% of the average daily net assets of the Government Bond Fund and 1.20% of the average daily net assets of the Growth


                                       30
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

Equity Fund and the Value Equity Fund. For the period ended December 31, 2004 and commencing on March 1, 2004 the limit on fund expenses increased to 1.00% of the average daily net assets of the Government Bond Fund and 1.25% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund. The agreement was designed to place a maximum limit on expenses including all fees to be paid to the Advisor but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses. The Advisor had committed to cap expenses through December 31, 2004 and has recently extended this commitment to December 31, 2005. Total fees earned by the Advisor during the year ended December 31, 2004 for the Government Bond Fund, Growth Equity Fund and Value Equity Fund were $125,365, $73,803 and $28,245, respectively. The Advisor has retained Davis Hamilton Jackson & Associates to act as the investment sub-advisor for the Growth Equity Fund pursuant to an investment sub-advisory agreement with the Advisor. For the year ended December 31, 2004, Davis Hamilton was paid an annual percentage rate of 0.30% of the average net assets by the Advisor.

Commencing March 1, 2004, the Advisor started management of the Value Equity Fund directly and the sub-advisory relationship with PPM America, Inc. was terminated. For the period January 1, 2004 to February 29, 2004 PPM America, Inc. was paid an annual percentage rate of 0.30% of the average daily net assets by the Advisor.

Commencing September 1, 2004, the Advisor started management of the Government Bond Fund directly and the sub-advisory relationship with Eagle Asset Management, Inc. was terminated. For the period January 1, 2004 to August 31, 2004 Eagle Asset Management, Inc. was paid an annual percentage rate of 0.20% of the average daily net assets by the Advisor.

On behalf of each Fund, the Trust entered into a Mutual Fund Services Agreement with Citco Mutual Fund Services, Inc., ("Citco") effective August 19, 2003, to provide day-to-day accounting and administrative services to the Funds including, but not limited to, accounting, transfer agent, dividend disbursement, registrar and record keeping services. For its services, Citco receives an annual fee that is the greater of $175,000 or an asset-based fee that declines as the aggregate assets of the Funds increase: 0.10% of the Funds'first $400 million in assets; 0.04% of the Funds' assets in excess of $400 million up to $600 million; and 0.03% of the Funds' assets in excess of $600 million. Citco is currently earning the minimum fee.

On behalf of each Fund, the Trust entered into a Distribution Agreement with Citco Mutual Fund Distributors, Inc. (the "Distributor") effective August 19, 2003 to serve as the Funds' principal underwriter. By serving as the principal underwriter for the Funds, the Distributor facilitates the distribution of the Funds' shares. For its services in conjunction with registration of Fund shares with the states, Citco Mutual Fund Distributors, Inc. receives $5,000 annually from the Trust. This amount is credited back against the fees paid under the Mutual Fund Services Agreement to Citco.

Total fees earned by Citco and the Distributor during the fiscal year ended December 31, 2004 for the Government Bond Fund, Growth Equity Fund and the Value Equity Fund were $109,135, $48,080, and $17,785, respectively. At December 31, 2004, the Government Bond Fund, Growth Equity Fund and Value Equity Fund owed Citco $9,706, $3,477 and $1,679, respectively.

Investors Bank & Trust Company serves as the custodian for each Fund, for which it receives a fee from each Fund at an annual rate as follows: 0.01% of the average daily net assets of the Fund for the first $100 million in Fund assets and 0.005% of the average daily net assets of the Fund for the remaining Fund assets. The custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.


                                       31
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

At a special meeting held on January 30, 2004, the shareholders approved the conversion of the Shareholder Service Plan into a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with no change in the amount that each Fund pays under the plans. Under this plan, each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of each Fund's average net assets on a monthly basis to persons or institutions for performing certain servicing functions for each Fund's shareholders. The Plan also allows the Funds to pay or reimburse expenditures in connection with sales and promotional services related to distribution of each Fund's shares, including personal services provided to prospective and existing shareholders. Total fees incurred under both plans during the fiscal year ended December 31, 2004 for the Government Bond Fund, Growth Equity Fund and Value Equity Fund were $89,583, $36,901, and $14,123, respectively.

A trustee and two officers of the Trust are also officers of the Advisor.

Each Trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $5,000 plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended.

NOTE 4. WAIVER OF FEES AND ADVISOR REIMBURSEMENTS

The Advisor, under certain circumstances, may waive advisory fees and reimburse certain expenses of the Funds. During the period January 1, 2004 to February 29, 2004 the Advisor agreed to cap expenses at 0.95% of the average daily net assets of the Government Bond Fund and 1.20% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund. For the period ended December 31, 2004 and commencing on March 1, 2004 the limit on fund expenses increased to 1.00% of the average daily net assets of the Government Bond Fund and 1.25% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund, including all fees paid to the Advisor but excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses. For the fiscal year ended December 31, 2004, Parkway Advisors, L.P. has waived fees and reimbursed the Funds for expenses as follows:

                                                                 Advisor
                                      Waiver of Fees         Reimbursements
                                      --------------         --------------
Government Bond Fund                     $75,197                $30,357
Growth Equity Fund                        35,109                 29,219
Value Equity Fund                         26,620                  7,555

At December 31, 2004, the Government Bond Fund, Growth Equity Fund and Value Equity Fund had amounts due from Advisor of $3,595, $4,024, and $3,898, respectively.


                                       32
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 5. SECURITIES TRANSACTIONS

The aggregate cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the year ended December 31, 2004, were as follows:

                                        Purchases                          Sales
                            ------------------------------   -----------------------------
                            U.S. Government      Other       U.S. Government      Other
                            ---------------    -----------   ---------------   -----------
Government Bond Fund           $20,584,553     $36,059,469     $19,800,000     $13,190,942
Growth Equity Fund                      --      15,455,122              --      13,083,129
Value Equity Fund                       --       6,670,266              --       3,832,163

For Federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of December 31, 2004 were as follows:

                                                       Gross             Gross           Net Unrealized
                                                    Unrealized         Unrealized         Appreciation
                                 Tax Cost          Appreciation       Depreciation       (Depreciation)
                                 --------          ------------       ------------       --------------
Government Bond Fund           $43,447,580          $ 132,893          $(210,373)         $  (77,480)
Growth Equity Fund              14,356,279           1,846,416          (372,829)          1,473,587)
Value Equity Fund               6,923,043             924,887           (103,271)            821,616)

Differences between book costs and tax costs are attributable to the deferral of post-October losses and the tax deferral of losses on wash sales.

NOTE 6. SECURITIES LENDING

As of December 31, 2004, the Government Bond Fund and Growth Equity Fund have loaned securities in return for securities and cash collateral which was invested in various short-term fixed income securities such as repurchase agreements, commercial paper and government and corporate notes and bonds. The risks to the Funds from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called by the Fund. The value of the securities on loan and the value of the related collateral were as follows:

                                              Securities           Collateral
                                              ----------           ----------
Government Bond Fund                          $1,944,500           $2,035,000
Growth Equity Fund                             1,299,761            1,340,733
Value Equity Fund                                     --                   --


                                       33
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                      Ordinary Income
                                      ---------------
Government Bond Fund                      $975,518
Growth Equity Fund                          28,665
Value Equity Fund                           55,492

The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                      Ordinary Income
                                      ---------------
Government Bond Fund                       $616,808
Growth Equity Fund                            5,841
Value Equity Fund                            47,156

As of December 31, 2004, the tax basis components of distributable earnings were as follows:

                           Undistributed              Net            Net Unrealized          Net
                              Ordinary             Accumulated        Appreciation       Accumulated
                               Income             Capital Loss       (Depreciation)       Earnings
                           -------------          ------------       --------------       --------
Government Bond Fund          $1,860              $  (479,957)         $  (77,480)      $  (555,577)
Growth Equity Fund                --               (5,130,447)          1,473,587        (3,656,860)
Value Equity Fund                 --                 (915,159)            821,616           (93,543)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

NOTE 8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund under
Section 2(a)9 of the Investment Company Act of 1940. As of December 31, 2004, ISTCO held for the benefit of others in aggregate, approximately 55% of the Government Bond Fund and Charles Schwab & Co. held for the benefit of others in aggregate, approximately 34% of the Growth Equity Fund.


                                       34
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2004
--------------------------------------------------------------------------------

NOTE 9. CHANGE OF ACCOUNTANTS

On February 6, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Funds of its intention to resign as the Funds' independent auditors upon selection of replacement auditors.

On February 17, 2004, the Funds' Audit Committee and Board of Trustees selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Funds' auditors for the fiscal year ending December 31, 2004, to be effective upon the resignation of McCurdy.

On March 1, 2004, upon receipt of notice that Cohen was selected as the Funds' auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Funds. McCurdy's reports dated January 14, 2004 on the Memorial Funds' financial statements for the fiscal year ended December 31, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the period January 14, 2004 through the date of engagement of Cohen, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused McCurdy to make reference to the subject matter of the disagreements in connection with its report on the Funds' financial statements for such period.

Neither the Funds nor anyone on its behalf consulted with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).


                                       35
                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of the Memorial Funds:

We have audited the accompanying statements of assets and liabilities of the Memorial Funds consisting of the Government Bond Fund, Growth Equity Fund, and Value Equity Fund, including the schedules of investments as of December 31, 2004 and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods indicated prior to December 31, 2004 were audited by McCurdy and Associates CPA's Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the fi-nancial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government Bond Fund, Growth Equity Fund, and Value Equity Fund as of December 31, 2004, the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Cohen McCurdy
----------------------------------------
Cohen McCurdy

Westlake, Ohio
February 16, 2005

------------------------------------------------------------------------------------------------------------------------------------
MEMORIAL FUNDS
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                          Term of                                                  Portfolios in          Other
                                        Office and                                                   Complex          Directorships
                          Position(s)    Length of             Principal Occupation(s)             Overseen by           Held by
Name, Address and Age     with Fund     Time Served            for the Last Five Years               Director            Trustee
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
Carl Clayton Peterson*    President     Indefinite         Parkway Advisors, L.P., CEO from              3                 None
6550 Directors Parkway    and Trustee   until              04/01 to present; Directors
Abilene, Texas 79606                    successor          Investment Group, Inc., Director
44                                      elected and        from 04/03 to present; Parkway
                                        qualified;         Advisors Group, Inc. and Parkway
                                        11/29/2002         Advisors Holdings, Inc., President
                                        to present         from 04/01 to present; Citizens
                                                           Bank, N.A., Advisory Board
                                                           Member from 06/99 to 04/01;
                                                           Directors Air Corporation, Vice
                                                           President/CFO from 12/96 to 04/01;
                                                           Directors Capital Ventures, Inc.,
                                                           Directors Financial Management,
                                                           L.P., Directors Real Estate
                                                           Management, L.P., Directors Real
                                                           Estate Management, L.P., and
                                                           Directors Travel, L.P., Vice
                                                           President/CFO from 12/95 to 04/01;
                                                           Directors Holding Corporation and
                                                           Directors Investment Group, Inc.,
                                                           Vice President/CFO from 11/91
                                                           to 04/01; Funeral Agency, Inc.,
                                                           Accountant from 09/89 to 04/01;
                                                           Funeral Directors Life Insurance Co.,
                                                           Vice President/CFO from 08/88 to
                                                           04/01; Abilene Fireman's Relief and
                                                           Retirement Fund, Trustee from 05/97
                                                           to 06/00; Affiliated Funeral Supply
                                                           Co., Accountant from 02/89 to 11/96.
------------------------------------------------------------------------------------------------------------------------------------


                                       37
                                                                  Memorial Funds

------------------------------------------------------------------------------------------------------------------------------------
MEMORIAL FUNDS
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS (Unaudited) (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                          Term of                                                  Portfolios in          Other
                                        Office and                                                   Complex          Directorships
                          Position(s)    Length of             Principal Occupation(s)             Overseen by           Held by
Name, Address and Age     with Fund     Time Served            for the Last Five Years               Director            Trustee
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS: (Continued)
------------------------------------------------------------------------------------------------------------------------------------
Paul B. Ordonio           Vice          Indefinite         Parkway Advisors, L.P., Vice                  3            None
6550 Directors Parkway    President/    until              President & Counsel from 08/02 to
Abilene, Texas 79606      Secretary/    successor          present; Parkway Advisors Group,
37                        Chief         elected and        Inc., Vice President and Counsel
                          Compliance    qualified:         from 08/02 to present; Aftermath
                          Officer       11/29/2002         Consulting, Inc., Director from
                                        to present         05/02 to present; P.O. Properties,
                                                           Inc., Vice President from 06/99 to
                                                           present; WordWise Document
                                                           Services, LLC, President from
                                                           08/97 to present; Ordonio & Assoc.,
                                                           President from 11/97 to present;
                                                           MGL Consulting Corporation, Vice
                                                           President, Counsel and Senior
                                                           Associate from 01/99 to 08/02;
                                                           Wetzel, Henri & Drucker, LLP,
                                                           Associate Attorney from 06/95 to
                                                           11/97.

Thomas W. Alesi           Vice          Indefinite         American Healthcare Providers                 3            None
6550 Directors Parkway    President     until              Insurance Services Co., LLC, Chief
Abilene, Texas 79606      and Chief     successor          Financial Officer from 06/04 to
45                        Financial     elected and        present. Parkway Advisors, L.P.,
                          Officer       qualified;         Vice President of Corporate
                                        8/19/2003          Development from 07/02 to 05/04;
                                        to present         Parkway Advisors Group, Inc., Vice
                                                           President from 07/02 to 05/04;
                                                           InCap Securities, Inc., Registered
                                                           Representative from 01/03 to 10/03;
                                                           American Data Source, Inc., Vice
                                                           President & Chief Operating Officer
                                                           from 05/95 to 06/02. Mr. Alesi is a
                                                           Certified Public Accountant and
                                                           received a Bachelor of Science
                                                           degree in Accounting in 1981 from
                                                           LaSalle University.
------------------------------------------------------------------------------------------------------------------------------------


                                       38
                                                                  Memorial Funds

------------------------------------------------------------------------------------------------------------------------------------
MEMORIAL FUNDS
DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (Unaudited) (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number of
                                          Term of                                                  Portfolios in          Other
                                        Office and                                                   Complex          Directorships
                          Position(s)    Length of             Principal Occupation(s)             Overseen by           Held by
Name, Address and Age     with Fund     Time Served            for the Last Five Years               Director            Trustee
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Larry Joe Anderson**+     Trustee       Indefinite         Certified Public Accountant,                  3            None
4208 College Avenue                     until              Anderson & West, P. C.,
Snyder, Texas 79549                     successor          January 1985 to present.
57                                      elected and
                                        qualified;
                                        11/29/2002
                                        to present
------------------------------------------------------------------------------------------------------------------------------------
Brian Joseph Green**+     Trustee       Indefinite         Restaurateur, Cypress Street Station,         3            None
158 Cypress                             until              February 1993 to present.
Abilene, Texas 79601                    successor
46                                      elected and
                                        qualified;
                                        11/29/2002
                                        to present
------------------------------------------------------------------------------------------------------------------------------------
Charles Michael Kinard    Trustee       Indefinite         Retired since 1998; Senior Vice-              3            None
*/**+                                   until              President and Trust Officer, First
1725 Richland Drive                     successor          National Bank of Abilene to
Abilene, Texas 79603                    elected and        December 1998.
62                                      qualified;
                                        11/29/2002
                                        to present

* Member of the Valuation Committee, which is responsible for determining and monitoring the value of the Funds' assets. The valuation Committee was not required to meet during the Trust's most recent fiscal year.

** Member of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various com- mittees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee did not meet during the Trust's most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

+ Member of the Audit Committee, which is responsible for meeting with the Trust's independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Trust's financial policies, procedures and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met twice during the Trust's most recent fiscal year.


                                       39
                                                                  Memorial Funds

                               THE MEMORIAL FUNDS

                                Privacy Statement

At the Memorial Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transaction and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

      o Persons who perform business functions for us, such as third partiers that provide assistance in processing and servicing your account;

      o     The Fund's investment advisor; and

      o     Regulatory or law-enforcement authorities

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.


                                       40
                                                                  Memorial Funds

                               THE MEMORIAL FUNDS

Investment Advisor
         Parkway Advisors, L.P.
         6550 Directors Parkway
         Abilene, Texas 79606

Shareholder Servicing Agent
         Parkway Advisors Group, Inc.
         6550 Directors Parkway
         Abilene, Texas 79606

Distributor
         Citco Mutual Fund Distributors
         83 General Warren Blvd., Suite 200
         Malvern, Pennsylvania 19355

Transfer Agent & Administrator
         Citco Mutual Fund Services, Inc.
         83 General Warren Blvd., Suite 200
         Malvern, Pennsylvania 19355


This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

ITEM 2. CODE OF ETHICS.

      (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

      (c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

      (d) The registrant's code of ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board of Trustees has determined that Larry Anderson, chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert. Mr. Anderson is "independent" as that term is defined in paragraph 2
(a)(2) of this item's instructions.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees

            The aggregate fees billed for each of the last two fiscal years for professional services rendered by the "principal accountant" for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $25,980 and $42,000, respectively.

      (b) Audit-Related Fees

      There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

      (c) Tax Fees

      Set forth below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,225 and $16,000, respectively.


      The fees were for preparation of IRS Form 1120-RIC and Form 8613 (excise tax).

      No tax services were provided to registrant's investment adviser.

      (d) All Other Fees

      There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) Audit Committee's Pre-Approval Policies

      Registrant has adopted an audit committee charter to provide the audit committee with guidance. The audit committee consists of three independent members of the board of trustees. The charter calls for receipt and review of the principal accountant's written statement concerning independence; dialogue concerning relationships or services to others [which involved all service providers including registrant's custodian, investment adviser, transfer agent, fund accountants and administrator]; and, prior to the board of trustees selecting registrant's auditor, review and assess services provided, fees charged and to be charged, and other relevant data. The audit committee charter contains, among other things, express provisions for selecting registrant's auditor and for pre-approving all permitted non-audit services. With respect to auditor selection, the charter expressly states that the audit committee is to consider:

            (a) the audit scope and plan to assure completeness and effective use of resources;

            (b) the auditor's formal written statement delineating relationships with the Trust;

            (c) the auditors relationships or service to others which may impact objectivity or independence;

            (d) rotation of audit partners; and

            (e) fees or other compensation paid to the auditor

            (2)   Percentages of Services Approved by the Audit Committee

                                            Registrant         [Adviser]
                                            ----------         ---------

                  Audit-Related Fees:       100  %                N.A. %
                                            -----                 -----
                  Tax Fees:                 100  %                N.A. %
                                            -----                 -----
                  All Other Fees:           N.A. %                N.A. %
                                            -----                 -----

            All services to registrant's principal accountant were pre-approved by registrant's board of trustees as recommended by its audit committee.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Annual Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

      a. The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

      b. There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

            (a)(1) Code of Ethics required to be disclosed under Item 2 is attached hereto.

            (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley
                   Act of 2002 are attached hereto.

            (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Memorial Funds

By /s/ Carl C. Peterson
  ------------------------------

Carl C. Peterson, President

Date: March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Carl C. Peterson
  ------------------------------

Carl C. Peterson, President

Date: March 8, 2005

By /s/ Thomas W. Alesi
  ------------------------------

Thomas W. Alesi, Principal Financial Officer

Date: March 8, 2005

* Print the name and title of each signing officer under his or her signature.